AMENDMENT TO SHARE PURCHASE AGREEMENT

          THIS AMENDMENT (“Agreement”) is made as of August 26, 2002, by and among OUTOKUMPU COPPER PRODUCTS OY, a Finnish company (“OCP”), OUTOKUMPU COPPER HOLDINGS, INC., a Delaware corporation (“Buyer”), and LENNOX INTERNATIONAL, INC., a Delaware corporation (“Seller”).

           Buyer, OCP and Seller, intending to be legally bound and in consideration of the mutual promises herein contained, agree as follows:

           1.     Reference is made to a Share Purchase Agreement as of July 18, 2002 (the “Purchase Agreement”) by and among Seller, Buyer and OCP. This Agreement is intended to set forth certain amendments and agreements among the parties relative to the Purchase Agreement. Any specially capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Purchase Agreement.

           2.     Section 1 of the Purchase Agreement is hereby amended to change the definition of “Effective Time” to provide that it means, with respect to each of the Acquired Companies, 12:00:01 A.M. (local time for each Acquired Company) on August 26, 2002 (and not 11:59:59 P.M. on the Closing Date).

           3.     Buyer acknowledges that certain of the JV Transactions have not been completed by Seller or its Related Persons prior to Closing including (A) those items referred to in Paragraph 10 of the Amendment to Share Purchase Agreement entered into by and among OCP, LGL Holland B.V. and LGL Europe Holdings Co. (“EU Amendment”) and (B) some of the actions referred to in Section 5.10 of the Purchase Agreement. Seller agrees to take, or cause to be taken, all actions as soon as practicable after Closing at its expense that are necessary or desirable to complete all JV Transactions.

           4.     Except as provided for in this Agreement, all of the provisions of the Purchase Agreement shall remain in full force and effect.

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           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Seller: LENNOX INTERNATIONAL, INC. By:_______________________________ Name: Title:

Buyer: OUTOKUMPU COPPER HOLDINGS, INC. By:_________________________________ Name: Title:

OCP: OUTOKUMPU COPPER PRODUCTS OY By:_________________________________ Name: Title: